UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 16, 2003

DELPHI CORPORATION (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14787 (Commission File Number)	38-3430473 (I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan (Address of principal executive offices)	48098 (Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
Press Release, Dated April 16, 2003

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION (furnished under Item 9 in accordance with interim guidance provided by the Securities and Exchange Commission)

     Delphi Corporation (“Delphi”) today released financial information containing highlighted financial data for the three months ended March 31, 2003. A copy of the press release is attached as Exhibit 99(a) hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION

(Registrant)

Date:	April 16, 2003	By
/s/ John D. Sheehan
(John D. Sheehan, Chief Accounting Officer and Controller)

Exhibit Index

Exhibit No.	Description

99(a)	Press Release, dated April 16, 2003.